UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2021

Quantum FinTech Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40009	85-3286402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4221 W. Boy Scout Blvd., Suite 300 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

(813) 257-9366
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	QFTA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	QFTA	The New York Stock Exchange
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) As previously disclosed, on April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In May 2021, after discussion and evaluation, including with the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), Quantum FinTech Acquisition Corporation (the “Company”) concluded that its outstanding public warrants and private warrants to purchase shares of common stock of the Company (the “Warrants”) should be presented as liabilities as of the date of the initial public offering, at fair value, with subsequent fair value changes to be recorded in its financial statements at each reporting period. The Company reflected this reclassification of the Warrants in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with SEC on May 24, 2021 (the “Form 10-Q”).

After further discussion and evaluation, the Company has determined that the public warrants do not contain any of the settlement terms and provisions related to tender offers following a business combination and that the public warrants meet the criteria for being considered indexed to the issuer’s common stock. Therefore, the Company has concluded that the public warrants should be classified as equity instruments as opposed to liabilities.

As a result, on July 8, 2021, the audit committee of the board of directors of the Company concluded, after discussion with the Company’s management, that the financial statements and other financial data as of and for the three months ended March 31, 2021 included in the Company’s Form 10-Q should no longer be relied upon and should be restated to reclassify the public warrants as equity instruments to align with the requirements set forth in the Statement. Consequently, concurrently with the filing of this Current Report on Form 8-K, the Company will file an amendment to the Form 10-Q reflecting the reclassification of the public warrants as equity instruments.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum FinTech Acquisition CorpORATION

By:	/s/ John Schaible
Name:	John Schaible
Title:	Chief Executive Officer

Date: July 8, 2021

2